UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 30, 2007

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On March 30, 2007 certain executive officers (the "Executives") of Portfolio Recovery Associates, Inc. ("PRA" or the "Company"), including certain of its named executive officers (as defined in the regulations to the Securities and Exchange Act of 1934), were granted performance-based non-vested share awards.

Historically, the Company has generally granted equity awards to its executive officers that are time-based and vest 20% per year on each of the first five anniversaries of the date of grant. The current non-vested share grants for the Executives contain performance-based awards.

In order for the performance-based non-vested stock award to vest and be payable to the Executives, the Company must achieve both a targeted percentage Return on Invested Capital ("ROIC") and a cumulative three year EPS target for a performance period ending December 31, 2009 ("Target EPS"). Each Executive will receive 100% of the performance-based award ("Target") if PRA achieves both the Target ROIC and Target EPS and if the Executive is actively employed by the Company as of the vesting date. For performance below the Target ROIC, the entire performance-based share award will be forfeited. If the Target ROIC is met, the number of shares to be received by each Executive for the performance-based award will increase or decrease depending on actual EPS and can range from 0% to 200% of Target. EPS is computed after taking into consideration costs of the award program.

Assuming that the Executives are entitled to receive a distribution of shares under the performance-based share award, the distribution will occur during the first quarter of 2010 after full year 2009 financial results are audited.

The named executive officers of PRA, as set out in the Company's Annual Report on Form 10-K for the period ended December 31, 2006, receiving performance-based non-vested share awards on March 30, 2007 were as follows:

Named Executive Officer Performance-Based Award "Target"*
Steven Fredrickson 16,000 shares
Kevin Stevenson 10,000 shares
Craig Grube 9,600 shares
Judith Scott 2,500 shares

* Maximum award is 200% of Target if certain performance measures are achieved.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements: None.
(b) Pro Forma financial information: None.
(c) Exhibits: None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

April 4, 2007	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO